UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


         Date of Report (date of earliest event reported): May 24, 2005


                               ARADYME CORPORATION
              -----------------------------------------------------
             (Exact name of registrant as specified in its charter)


           Delaware                       000-50038              33-0619254
-------------------------------- -------------------------   -------------------
(State or other jurisdiction of   (Commission File Number)      (IRS Employer
incorporation or organization)                               Identification No.)


         1255 North Research Way,
             Building Q 3500
                Orem, Utah                                   84097
-----------------------------------------                 -----------
 (Address of principal executive offices)                  (Zip code)


                                  801-705-5000
              ----------------------------------------------------
              (Registrant's telephone number, including area code)


                                       N/A
          ------------------------------------------------------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

         [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

         [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

         [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

         [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

                            ITEM 8.01--OTHER EVENTS

         On May 24, 2005, Aradyme Corporation issued a press release, a copy of which is attached as Exhibit 99.01.

                               -------------------

         This report contains statements about the future, sometimes referred to as "forward-looking" statements. Forward-looking statements are typically identified by the use of the words "believe," "may," "should,"
"expect," "anticipate," "estimate," "project," "propose," "plan," "intend" and similar words and expressions. Aradyme intends that the forward-looking statements will be covered by the safe harbor provisions for forward-looking statements contained in Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Statements that describe Aradyme's future strategic plans, goals or objectives are also forward-looking statements.

         Although Aradyme has attempted to identify important factors that could cause actual results to differ materially, there may be other factors that cause the forward-looking statements not to come true as described in this report. These forward-looking statements are only predictions. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially. While Aradyme believes that the expectations reflected in the forward-looking statements are reasonable, it cannot guarantee future results, levels of activity, performance or achievements. The forward-looking information is based on present circumstances and on Aradyme's predictions respecting events that have not occurred, that may not occur, or that may occur with different consequences from those now assumed or anticipated. For a discussion of additional contingencies and uncertainties to which information respecting future events is subject, see Aradyme's Annual Report on Form 10-KSB for the year ended September 30, 2004, and other SEC reports.

                  ITEM 9.01--FINANCIAL STATEMENTS AND EXHIBITS

         The following is filed as an exhibit to this report:


   Exhibit
    Number                 Title of Document                  Location
-------------- ---------------------------------------------- ------------------

     99        Miscellaneous
-------------- ---------------------------------------------- ------------------
    99.01      Press release dated May 24, 2005               Attached



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                  ARADYME CORPORATION
                                                  Registrant


Dated:  May 24, 2005                              By  /s/ James R. Spencer
                                                     -----------------------
                                                     James R. Spencer,
                                                     Chief Executive Officer